UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2008
                              (September 12, 2008)

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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)

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         000-32335                                         58-2558701

  (Commission File Number)                     (IRS Employer Identification No.)



      12080 Virginia Blvd Ashland, Kentucky                  41102
     (Address of Principal Executive Offices               (Zip Code)


                                  (606)928-1131
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Section 1 - Registrants' Business and Operations
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Item 1.01  Entry into Material Definitive Agreement
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On March 26th 2007, The Investor Relations Group Inc. (`TIRG") and Dian
Greisel("Greisel") filed a complaint (Case no 600967/2007 Supreme Court, New
York) for alleged breach of a Letter of Agreement dated 28th November 2006. The circumstances and the validity of the claim and the opportunity to appear or contest at the proceedings were not afforded to the new management of the Company who were not made aware of this matter by the outgoing management.

Judgments by default were entered on 19th June 2008 in favour of TIRG and Greisel in the amounts (including interest and court costs ) of $54,074.45 and $44,559.22 respectively . The Company denies any and all liability to TIRG and Greisel.

However TX and TIRG and Greisel have agreed to mutually resolve and settle this matter. A legally binding agreement was reached on or about September 12, 2008 providing for mutual releases of liability and by the delivery to TIRG on behalf of the Company, by a third party shareholder, of 75,000 unrestricted shares of the common stock of the Company and delivery by the Company of 75,000 restricted shares toGreisel The satisfaction of Judgments was entered on October 8, 2008. In connection with the settlement the Company also issued 100,000 shares of restricted stock to the shareholder who acted as the third party facilitator of the settlement.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 12, 2008                   TX Holdings, Inc.
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                                           (Registrant)


                                           By: /s/ William "Buck" Shrewsbury
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                                           William "Buck" Shrewsbury, Chairman


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